UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

ONCOSEC MEDICAL INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54318	98-0573252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

820 Bear Tavern Road, Ewing, NJ	08628-1021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 662-6732

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ONCS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 15, 2023, the Chapter 7 bankruptcy trustee (“Trustee”) for OncoSec Medical Incorporated (the “Company”) received a letter from the staff of the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company and the Trustee that the Staff has, in accordance with Listing Rules 5101, 5110(b), and IM-5101-1, determined that the Company’s securities will be delisted from Nasdaq based on the following factors: (i) on June 14, 2023, the Company filed for protection under Chapter 7 of the U.S. Bankruptcy Code (the “Chapter 7 Filing”) and the associated public interest concerns raised by the Chapter 7 Filing; (ii) concerns regarding the residual equity interest of the existing listed securities holders; and (iii) concerns about the Company’s ability to sustain compliance with all requirements for continued listing on Nasdaq, including the Company’s failure to comply with (a) the minimum $2,500,000 stockholders’ equity requirement under Listing Rule 5550(b)(1) and (b) the minimum bid price requirement under Listing Rule 5550(a)(2) due to the fact that, as of June 1, 2023, the closing bid price of the Company’s common stock had been below $1.00 for thirty consecutive trading days.

The Staff’s letter indicates that the trading of the Company’s common stock will be suspended at the opening of business on June 26, 2023, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on Nasdaq.

The Company does not intend to appeal the Staff’s determination. Therefore, the Company expects that the trading of the Company’s common stock will be suspended at the opening of business on June 26, 2023, and delisted from Nasdaq, as indicated in the Staff’s letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2023	OncoSec Medical Incorporated

	By:	/s/ Charles Forman
	Name:	Charles Forman
	Title:	Authorized Representative and Trustee